Dividends and other reserves	6 Months Ended
Dec. 31, 2021
Share Capital, Reserves And Other Equity Interest [Abstract]
Dividends and other reserves	Dividends and other reserves

	Six months ended 31 December 2021	Six months ended 31 December 2020
Amounts recognised as distributions to equity shareholders	£ million	£ million
Final dividend for the year ended 30 June 2021 of 44.59 pence per share (2020 - 42.47 pence)	1,040	992

An interim dividend of 29.36 pence per share (2020 - 27.96 pence) was approved by the Board of Directors on 26 January 2022. As the approval was after the balance sheet date, it has not been included as a liability.
Other reserves of £1,551 million at 31 December 2021 (2020 – £1,835 million) include a capital redemption reserve of £3,206 million (2020 – £3,201 million), a hedging reserve surplus of £61 million (2020 – £111 million surplus) and an exchange reserve deficit of £1,716 million (2020 – £1,477 million deficit). Currency basis spreads included in the hedging reserve represent the cost of hedging arising as a result of imperfections of foreign exchange markets. Exclusion of currency basis spreads would result in a surplus £22 million (2020 – £30 million surplus) in the hedging reserve.